                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                  [Amendment No. ............................]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).


/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                         [Letterhead of Flag Investors]




February 16, 1996

Dear Shareholder:

         Flag Investors Telephone Income Fund will hold a special shareholders' meeting on April 10, 1996 to discuss three important issues. This letter summarizes the items that will come before that meeting. The accompanying proxy statement provides a more detailed explanation of each proposal.

         First, we are required to elect additional directors to provide for the scheduled retirement of several directors. We believe that you will be most pleased with the high caliber of the new directors.

         Second, we would like to bring the Fund's investment objective into alignment with industry changes by modifying it from "high current income and, secondarily, long- term growth of capital without undue risk" to "current income and long-term growth of capital without undue risk." As the telecommunications industry continues to evolve, telephone companies are investing more heavily for future growth. As a result, there is a stronger company orientation toward earnings growth and a reduction in dividend increases. THE FUND'S QUARTERLY DIVIDEND POLICY WILL REMAIN UNCHANGED.

         Finally, the management fee would be increased by approximately 0.20% to reflect the growing complexity of the telecommunications industry and the additional resources and efforts required of the advisor. In recommending this increase, the Directors considered the Fund's performance and the proposed fee compared to similar funds. We are confident that you will find the new management fee to be very competitive with comparable funds, and our overall expense ratio to be below the average for these funds.

         The Fund will be using Shareholder Communications Corp. (SCC), a proxy solicitation firm, to assist shareholders in the voting process. If we have not received your proxy card as the meeting date approaches, you may receive a telephone call from SCC reminding you to exercise your right to vote.

         Please read the proxy material carefully. Your vote is important, and we ask you to join with the Fund's Directors and vote in favor of all proposals.

Sincerely,


W. James Price                                                Bruce E. Behrens
Chairman                                                      President

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 1996


TO THE SHAREHOLDERS OF FLAG INVESTORS TELEPHONE INCOME FUND, INC.

         You are cordially invited to a Special Meeting of the Shareholders of Flag Investors Telephone Income Fund, Inc. (the "Fund") on Wednesday, April 10, 1996 at 4:00 p.m. (Baltimore Time) in the Audio-Visual Room of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the meeting:

         PROPOSAL 1:       To consider and act upon a proposal to elect a
                           Board of Directors;

         PROPOSAL 2:       To approve or disapprove a change in the Fund's
                           investment objective from "high current income and, secondarily, long-term growth of capital without undue risk" to "current income and long-term growth of capital without undue risk";

         PROPOSAL 3:       To approve or disapprove an amended investment
                           advisory agreement between the Fund and Investment
                           Company Capital Corp. ("ICC"), increasing the advisory fee paid by the Fund to ICC; and

         PROPOSAL 4:       To approve or disapprove an amended investment
                           sub-advisory agreement among the Fund, ICC and Alex.
                           Brown Investment Management ("ABIM"), increasing the sub-advisory fee paid by ICC to ABIM.

Proposals 3 and 4 are mutually contingent. Accordingly, unless both are approved, neither will take effect. Only shareholders of the Fund at the close of business on January 29, 1996 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.



                                                   Brian C. Nelson
                                                   Vice President and Secretary

Dated:  February 16, 1996

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                 APRIL 10, 1996


         This Proxy Statement is furnished by the Directors of Flag Investors Telephone Income Fund, Inc. (the "Fund") in connection with their solicitation of proxies for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Wednesday, April 10, 1996 at 4:00 p.m. (Baltimore
Time), or at any adjournment thereof, in the Audio-Visual Room of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about February 16, 1996.

         If you do not expect to be present at the Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the card to be received on or before 4:00 p.m. (Baltimore Time) on April 10, 1996. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the Directors of the Fund (the "Directors") (Proposal 1), for the change in the Fund's investment objective (Proposal 2), for the amended investment advisory agreement (Proposal 3) and for the amended investment sub-advisory agreement (Proposal 4). Proposals 3 and 4 are mutually contingent. Accordingly, unless both are approved, neither will take effect. All shareholders of the Fund are entitled to vote on each proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

         The close of business on January 29, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 35,617,175 shares outstanding, consisting of 32,980,236 Class A Shares outstanding, 563,823 Class B Shares outstanding and 2,073,116 Class D Shares outstanding. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Meeting will be borne by the Fund, except that the incremental costs associated with Proposals 3 and 4 will be borne by Investment Company Capital Corp. ("ICC") and Alex. Brown Investment Management ("ABIM") (collectively, the "Advisors"), respectively, and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communication by employees and officers of the Advisors. In addition, the Fund and the Advisors have engaged Shareholder Communications Corporation to perform certain solicitation services at an anticipated cost of $35,000, half to be paid by the Fund and half by the Advisors.

         THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 ACCOMPANIES THIS PROXY STATEMENT.

         The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares (the "Shares") are registered under the Securities Act of 1933, as amended.

PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors

         At the Meeting, it is proposed that eleven Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of W. James Price, Charles W. Cole, Jr., James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, Carl W. Vogt, and Harry Woolf. Messrs. Price, Semans, Cunnane, Kroeger, Levy, McDonald and Woolf are currently members of the Board of Directors. Messrs. Price, Semans, Kroeger and Woolf were last elected by the sole shareholder of the Fund in connection with the Fund's reorganization on January 19, 1989. Mr. McDonald was elected by the Board on June 17, 1992. Mr. Levy was elected by the Board on June 17, 1994. Mr. Cunnane was elected by the Board on December 14, 1994. N. Bruce Hannay retired from the Board effective January 31, 1996. Robert S. Killebrew, Jr. has resigned from the board, effective upon the election of his successor by shareholders. Mr. Hale has served as Vice President of the Fund since 1990 but has not previously served on the Board and has not previously been elected by shareholders. Messrs. Cole and Vogt and Ms. Rimel have not previously served on the Board and have not previously been elected by the shareholders.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. Accordingly, even prior to the departure of Messrs. Hannay and Killebrew, the Board could not appoint Messrs. Cole, Hale and Vogt and Ms. Rimel or other future Directors. The meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies caused by expected future retirements.

         Because the corporation does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified. Under Maryland General Corporation Law, a corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under such Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held to elect Directors under certain circumstances in compliance with the 1940 Act. Shareholder meetings may also be held by the Fund in order to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Each of the nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend.

Information Regarding Nominees

         The following information is provided for each nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of Shares beneficially owned and percentage of Shares beneficially owned.

                                                       Business Experience                  Shares
        Name and Position                          During the Past Five Years,         Beneficially Owned
          with the Fund                Age         Including all Directorships       as of December 31, 1995**    Percentage
          --------------               ---         ---------------------------       -----------------------      ----------
W. James Price*                        71       Managing Director Emeritus,             3,112 Class A Shares          ***
  Director and Chairman of                      Alex. Brown & Sons
  the Board since 1983                          Incorporated; Director, Boca
                                                Research, Inc. (computer
                                                peripherals); Formerly,
                                                Director, CSX Corp.
                                                (transportation and natural
                                                resources) and PHH
                                                Corporation (business
                                                services).

Charles W. Cole, Jr.*                  60       Vice Chairman, Alex. Brown                       None                 ***
  Nominee for Director                          Capital Advisory & Trust
                                                Company (registered
                                                investment advisor); Director,
                                                Provident Bankshares
                                                Corporation & Provident
                                                Bank of Maryland; Formerly,
                                                President, Chief Executive
                                                Officer, Chief Administrative
                                                Officer, and Director, First
                                                Maryland Bancorp, The First
                                                National Bank of Maryland
                                                and First Omni Bank, and,
                                                formerly, Director, York Bank
                                                and Trust Company.

James J. Cunnane                       57       Managing Director, CBC                           None                 ***
  Director since 1994                           Capital (investment banking);
                                                Formerly, Senior Vice-President
                                                and  Chief  Financial   Officer,
                                                General   Dynamics   Corporation
                                                (defense) and Director, The Arch
                                                Fund (mutual funds).

Richard T. Hale*                       50       Managing Director, Alex.                1,793 Class A Shares          ***
  Nominee for Director; Vice                    Brown & Sons Incorporated;
  President since 1990                          Chartered Financial Analyst.

                                                       Business Experience                  Shares
        Name and Position                          During the Past Five Years,         Beneficially Owned
          with the Fund                Age         Including all Directorships       as of December 31, 1995**    Percentage
          --------------               ---         ---------------------------       -----------------------      ----------
John F. Kroeger                        71       Director/Trustee, AIM Funds             3,247 Class A Shares          ***
  Director since 1983                           (mutual funds);
                                                Formerly, Consultant,
                                                Wendell & Stockel
                                                Associates, Inc. (consulting)
                                                and General Manager, Shell
                                                Oil Company.

Louis E. Levy                          63       Director, Kimberly-Clark                1,316 Class A Shares          ***
  Director since 1994                           Corporation (personal
                                                consumer products) and
                                                Household International
                                                (banking and finance);
                                                Chairman, Quality Control
                                                Inquiry Committee, American
                                                Institute of Certified Public
                                                Accountants; Formerly,
                                                Trustee, Merrill Lynch Funds
                                                for Institutions (mutual
                                                funds), Adjunct Professor,
                                                Columbia University-Graduate
                                                School of Business, and
                                                Partner, KPMG Peat Marwick
                                                (accounting).

Eugene J. McDonald                     63       President, Duke Management                       None                ***
  Director since 1992                           Company (investments);
                                                Executive Vice  President,  Duke
                                                University (education,  research
                                                and health care).

Rebecca W. Rimel*                      44       President and Chief Executive                    None                ***
  Nominee for Director                          Officer, The Pew Charitable
                                                Trusts; Director and Executive
                                                Vice President, The Glenmede
                                                Trust Company.

Truman T. Semans*                      68       Managing Director, Alex.               10,490 Class A Shares         ***
 Director since 1987                            Brown & Sons Incorporated;
                                                Formerly, Vice Chairman,
                                                Alex. Brown Incorporated.

                                                       Business Experience                  Shares
        Name and Position                          During the Past Five Years,         Beneficially Owned
          with the Fund                Age         Including all Directorships       as of December 31, 1995**    Percentage
          --------------               ---         ---------------------------       -----------------------      ----------
Carl W. Vogt                           59       Senior Partner, Fulbright &                      None                ***
  Nominee for Director                          Jaworski L.L.P. (law);
                                                Formerly, Chairman, National
                                                Transportation Safety Board;
                                                Director, National Railroad
                                                Passenger Corporation (Amtrak)
                                                and  Member, Aviation System
                                                Capacity Advisory Committee
                                                (Federal Aviation Administration).

Harry Woolf                            72       Professor-at-Large Emeritus,            1,694 Class A Shares         ***
  Director since 1983                           Institute for Advanced Study;
                                                Director, ATL  and Spacelabs
                                                Medical Corp. (medical
                                                equipment), Family Health
                                                International (non-profit
                                                research and education) and
                                                Research America (non-profit
                                                medical research); Formerly,
                                                Director, Merrill Lynch Cluster
                                                C Funds (mutual funds) and
                                                Trustee, Rockefeller Foundation.

---------------------

  * Denotes an individual who may be an "interested person" within the meaning of the 1940 Act. Mr. Price and Ms. Rimel will be treated by the Fund as if each could be deemed to be an "interested person." Messrs. Semans and Hale are Managing Directors of Alex. Brown & Sons Incorporated, the Fund's Distributor ("Alex. Brown" or the "Distributor"). Mr. Cole is Vice Chairman of Alex. Brown Capital Advisory & Trust Company, an affiliate of the Distributor and the Advisor.

 ** This information has been provided by each nominee for Director of the Fund.

*** As of December 31, 1995, Directors and nominees of the Fund beneficially owned in the aggregate less than 1% of the Shares.

         The aggregate compensation paid by the Fund to each of the Fund's Directors serving during the fiscal year ended December 31, 1995 is set forth in the compensation table below. The aggregate compensation paid to such Directors during calendar year 1995 by all registered investment companies to which ICC or an affiliated person of ICC provides investment advisory services (collectively, the "Fund Complex") is also set forth in the compensation table below.

                               COMPENSATION TABLE

                                                                        Total Compensation
                                                     Aggregate           From the Fund and        Number of Funds in Fund
                                                   Compensation          Fund Complex Paid           Complex for Which
Name and Position                                  from the Fund           to Directors               Director Serves
-----------------                                  -------------        ------------------        -----------------------
W. James Price, Director*                                --                        --                        7
James J. Cunnane, Director                           $4,402**                 $39,000                       13***
N. Bruce Hannay, Director+                           $4,402**                 $39,000                       13***
Robert S. Killebrew, Director*++                         --                        --                        2
John F. Kroeger, Director                            $5,000                   $44,425                       13***
Louis E. Levy, Director                              $4,402                   $39,000                       13***
Eugene J. McDonald, Director                         $4,402**                 $39,000                       13***
Truman T. Semans, Director*                              --                        --                        8
Harry Woolf, Director                                $4,402**                 $39,000                       13***

-----------------

  * "Interested person," within the meaning of the 1940 Act, of the Fund and all other U.S. registered investment companies in the Fund Complex for which he serves as a director or trustee. Mr. Price is treated by the Fund as if he could be deemed to be an "interested person".

 ** Of such aggregate compensation, Messrs. Cunnane, Hannay, McDonald and Woolf each deferred the full amount pursuant to the Fund's Deferred Compensation Plan.

*** One of these funds ceased operations on May 17, 1995.

  + Retired, effective January 31, 1996.

 ++ Resigned, effective upon the election of his successor by shareholders.

         Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all funds in the Fund Complex for which he or she serves. If elected, Ms. Rimel will receive compensation from the Fund for her services. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended December 31, 1995, Non-Interested Directors fees attributable to the assets of the Fund totalled $27,009. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown may be considered to have received remuneration indirectly. As of December 31, 1995, the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Shares.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by him or her in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him or her in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not yet received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective January 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and eleven years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1995. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee are Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 1995. In such fiscal year, all members except for Mr. Levy attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. Mr. Levy attended two such meetings. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund and all funds in the Fund Complex for which he serves as such chairman. Payment of such fees are allocated among all such funds described above in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for and policies of the Board of Directors. The members of the Nominating Committee are Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Nominating Committee met once during the fiscal year ended December 31, 1995. In such fiscal year, all members attended at least 75% of the meetings of the Nominating Committee held during their respective terms.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to compensation of Directors. The members of the Compensation Committee are Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. The Compensation Committee met once during the fiscal year ended December 31, 1995. In such fiscal year, all members attended at least 75% of the meetings of the Compensation Committee held during their respective terms.

         Please refer to Proposal 3 -- "Investment Company Capital Corp." on page 12 for information regarding ownership in Alex. Brown Incorporated by Directors and officers of the Fund.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held December 13, 1995, supplemented by a Unanimous Consent of Directors dated January 30, 1996, the Board recommended that shareholders vote for each of the nominees for Director named herein. In recommending that shareholders elect the nominees as Directors of the Fund, the Board considered the nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The election of the Directors requires the favorable vote of a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If you give no voting instructions, your Shares will be voted for all nominees named herein. If the Directors are not approved by the shareholders of the Fund, the Board will consider alternative nominations.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
---

PROPOSAL 2: To approve or disapprove a change in the investment objective of the Fund

         The Directors of the Fund have determined that it would be in the best interest of the Fund and its shareholders to restate the Fund's investment objective. The investment objective of the Fund would be changed from "high current income and, secondarily, long-term growth of capital without undue risk" to "current income and long-term growth of capital without undue risk."

         The Directors believe this change is appropriate in light of changes in the telephone industry since the Fund's inception (1984). The seven Regional Bell Operating Companies ("RBOCs"), which are still important holdings for the Fund and which are the primary companies for generating dividend income for the Fund, have increasingly deployed their assets to expand their businesses and to compete vigorously for a share of the growing and rapidly evolving telephone industry. As a result, dividend yields of the RBOCs have generally decreased but their growth prospects have increased. Other telephone industry participants tend to pay substantially lower dividends and some pay no dividend. The impact of the new telecommunications legislation on the telephone and telecommunications industries is likely to accelerate changes already occurring: many new entrants in the telephone and telecommunications industries that have growth characteristics similar to those of the RBOCs; exploration of new opportunities by existing telephone companies; and new combinations involving these companies. These developments entail both opportunities and risks and could lead to significant impact on the value of securities held or acquired by the Fund. The proposed change in the Fund's objective reflects these realities by giving equal weight to growth of capital and to current income.

         Nevertheless, the Fund's investment policies and quarterly dividend policy will remain unchanged. Accordingly, the Fund will continue to invest primarily in income-producing common stock, securities convertible thereto and debt obligations of companies in the telephone industry and, to a lesser degree, in other income-producing securities (including debt obligations) of issuers in other industries.

Shareholder Approval of the Change in Investment Objective

         The change in investment objective of the Fund requires the favorable vote of a majority of all votes cast at the Meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. If this proposal is approved by the shareholders at the Meeting, the Fund's prospectus and statement of additional information will be amended or supplemented in due course in order to reflect the change in the investment objective. If the proposal is not approved, the investment objective as currently stated will remain in effect.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE CHANGE IN THE INVESTMENT OBJECTIVE OF THE FUND.
     ---

PROPOSAL 3: To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp., increasing the advisory fee paid by the Fund to ICC

         The Board has approved, and is recommending that shareholders approve, requests by ICC and ABIM that their respective fees be increased as described below. The proposed increase in ICC's fee would provide ICC with funds to pay the increase in ABIM's fee. The rationale for the proposed increase in ABIM's fee is discussed under Proposal 4. Neither fee increase will go into effect unless both are approved by shareholders.

General

         On December 13, 1995, the Directors unanimously approved, subject to the approval of the Fund's shareholders, an Amended Investment Advisory Agreement (the "Amended Advisory Agreement") to increase the rate of the fee payable to Investment Company Capital Corp. ("ICC"), the Fund's advisor. Under the current advisory agreement (the "Current Advisory Agreement"), ICC receives a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .65% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets and .45% of that portion of the Fund's average daily net assets in excess of $300 million.

         Under the Amended Advisory Agreement, ICC would receive a fee from the Fund, calculated daily and paid at the end of each calendar month, at the annual rate of .85% of the first $100 million of the Fund's average daily net assets,
 .75% of the next $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets, .65% of the next $200 million of the Fund's average daily net assets, .58% of the next $500 million of the Fund's average daily net assets, .53% of the next $500 million of the Fund's average daily net assets and .50% of that portion of the Fund's average daily net assets in excess of $1.5 billion. The effect of this change is to increase the rate paid by the Fund by .20% on Fund assets up to $500 million,
 .13% on Fund assets from $500 million up to $1 billion, .08% on Fund assets from $1 billion up to $1.5 billion, and .05% on Fund assets in excess of $1.5 billion. A copy of the Amended Advisory Agreement, as it is proposed to be approved by the shareholders, is attached hereto as Exhibit A.

Evaluation and Recommendation

         To assist the Directors in their consideration of the Amended Advisory Agreement at the Board meeting held on December 13, 1995, ICC presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account (1) the nature and quality of the advisory services rendered and the results achieved by ICC in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by ICC in providing investment advisory services to the Fund; (4) the profits of ICC in providing services to the Fund; (5) the extent to which the economies of scale that ICC might experience as a result of growth in the Fund's assets would be shared with the Fund; and (6) research services received in return for allocation of brokerage. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1984) in maintaining highly competitive portfolio performance.

Description of the Current Advisory Agreement

         The Current Advisory Agreement, dated as of January 19, 1989, was last approved by the shareholders on December 6, 1988.

         The Current Advisory Agreement provides that ICC, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Fund's shareholders, ICC may delegate certain of its duties enumerated above to a sub-advisor.

         The Current Advisory Agreement provides for compensation to ICC, as discussed above.

         The Current Advisory Agreement provides that ICC will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's Shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The Current Advisory Agreement provides for expense limitations. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which the agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's Shares are qualified for sale, as such limitations may be raised or lowered from time to time, ICC will reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable. Excluded from such expenses are the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, will be computed and accrued daily, will be settled on a monthly basis and will be based upon the expense limitation applicable to the Fund.

         The services of ICC are not to be deemed exclusive, and ICC is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. ICC's officers or directors may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ICC, to the extent permitted by law, and officers and directors of ICC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         Following the expiration of its initial two-year term, the Current Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The Current Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of Fund's outstanding voting securities or by ICC, upon sixty days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

         The Current Advisory Agreement obligates ICC, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ICC is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ICC or its officers, directors or employees, or reckless disregard by ICC of its duties under the agreement.

Investment Company Capital Corp.

         ICC is a registered investment advisor that had under management as of January 31, 1996 approximately $4.9 billion, including assets of the Fund and the assets of ICC's other clients. ICC is a wholly-owned subsidiary of Alex. Brown, which is in turn a wholly-owned subsidiary of Alex. Brown Incorporated. The principal address of each is 135 East Baltimore Street, Baltimore, Maryland, 21202.

         The following information is provided for each Director and the principal executive officer of ICC. It includes his or her name, position with ICC, address and principal occupation.

          Name and Position
           with the Advisor                     Address                            Principal Occupation
          -----------------                     -------                            --------------------
Alvin B. Krongard                       135 East Baltimore Street          Chairman and Chief Executive Officer,
 Director                               Baltimore, Maryland 21202          Alex. Brown Incorporated

Mayo A. Shattuck III                    135 East Baltimore Street          President, Alex. Brown Incorporated
 Director                               Baltimore, Maryland 21202

Benjamin Howell Griswold, IV            135 East Baltimore Street          Chairman Emeritus, Alex. Brown
 Director                               Baltimore, Maryland 21202          Incorporated

Edward J. Veilleux                      135 East Baltimore Street          Principal, Alex. Brown & Sons
 President                              Baltimore, Maryland 21202          Incorporated; Vice President, Armata
                                                                           Financial Corp.

         For the fiscal year ended December 31, 1995, the Fund paid ICC an aggregate fee (net of voluntary fee waivers of $287,343) of $2,297,474 for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $550,000 for transfer agency services provided to the Fund and $113,878 for accounting services provided to the Fund. For the fiscal year ended December 31, 1995, the Fund paid the Distributor an aggregate distribution fee of $1,378,330. For such fiscal year, ICC paid ABIM, the sub-advisor to the Fund, an aggregate fee of $1,541,502 for advisory services. Such services will continue to be provided after the approvals of Proposals 3 and 4.

         As of December 31, 1995, to Fund management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Messrs. Price and Semans, Directors of the Fund, beneficially owned 66,443 shares and 29,495 shares, respectively, of Alex. Brown Incorporated. Mr. Cole, a nominee for Director of the Fund, and Mr. Hale, a nominee for Director and currently Vice President of the Fund, beneficially owned 1,700 shares and 62,397 shares, respectively, of Alex. Brown Incorporated. Mr. Bruce E. Behrens, President of the Fund and Vice President of ABIM, beneficially owned 11,613 shares of Alex. Brown Incorporated. Mr. J. Dorsey Brown, III, Executive Vice President of the Fund and Chief Executive Officer of ABIM, beneficially owned 63,700 shares of Alex. Brown Incorporated. Mr. Hobart C. Buppert, II, Vice President of the Fund and Vice President of ABIM, beneficially owned 23,376 shares of Alex. Brown Incorporated. Mr. Lee S. Owen, Vice President of the Fund and Vice President of ABIM, beneficially owned 8,106 shares of Alex. Brown Incorporated. Mr. Edward J. Veilleux, Vice President of the Fund and President of ICC, beneficially owned 300 shares of Alex. Brown Incorporated.

Comparison between the Amended Advisory Agreement and the Current Advisory Agreement

         The terms of the Amended Advisory Agreement and the Current Advisory Agreement are effectively the same, except for provisions regarding compensation, as discussed above.

         The following tables compare the existing fees and expenses of each class of the Fund under the Current Advisory Agreement and the pro forma fees and expenses of each class under the Amended Advisory Agreement. There are currently three classes of the Fund, designated as the Class A Shares, the Class B Shares and the Class D Shares. Class D Shares are no longer being offered although Class D Shares remain outstanding. The percentages shown below expressing existing Annual Fund Operating Expenses are based on the actual expenses of each class of the Fund for the fiscal year ended December 31, 1995.

                 Flag Investors Telephone Income Class A Shares

Annual Fund Operating Expenses (as a percentage of average net assets)              Existing            Pro Forma
---------------------------------------------------------------------               --------            ---------

Management Fees .................................................................     .52%                .72%
         Advisory Fee Retained...................................................     .21%                .21%
         Sub-Advisory Fee........................................................     .31%                .51%
12b-1 Fees.......................................................................     .25%                .25%
Other Expenses...................................................................     .22%                .22%
                                                                                      ----                ---
Total Fund Operating Expenses....................................................     .99%               1.19%
                                                                                      ====               =====

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Flag Investors Telephone Income Fund Class A Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                                    Existing            Pro Forma
                                                                                    --------            ---------
1 year...........................................................................    $ 55                $ 57
3 years..........................................................................    $ 76                $ 82
5 years..........................................................................    $ 99                $109
10 years.........................................................................    $167                $192

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 Flag Investors Telephone Income Class B Shares

Annual Fund Operating Expenses (as a percentage of average net assets)              Existing            Pro Forma
---------------------------------------------------------------------               --------            ---------
Management Fees..................................................................     .52%                .72%
         Advisory Fee Retained...................................................     .21%                .21%
         Sub-Advisory Fee........................................................     .31%                .51%
12b-1 Fees.......................................................................     .75%                .75%
Other Expenses (including a .25% shareholder servicing fee)......................     .47%                .47%
                                                                                      ----                ---
Total Fund Operating Expenses....................................................     1.74%              1.94%
                                                                                      =====             ======

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Flag Investors Telephone Income Fund Class B Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                                    Existing            Pro Forma
                                                                                    --------            ---------

1 year...........................................................................     $ 58               $ 60
3 years..........................................................................     $ 86               $ 93
5 years..........................................................................     $119               $130
10 years.........................................................................     $192*              $206*

* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

An investor would pay the following expenses on the same investment assuming no redemption:

                                                                                      Existing          Pro Forma
                                                                                      --------          ---------
1 year...........................................................................      $ 17              $ 20
3 years..........................................................................      $ 56              $ 63
5 years..........................................................................      $ 99              $110
10 years.........................................................................      $192*             $206*

-------------------------
* Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                 Flag Investors Telephone Income Class D Shares

Annual Fund Operating Expenses (as a percentage of average net assets)                Existing          Pro Forma
---------------------------------------------------------------------                 --------          ---------

Management Fees..................................................................      .52%              .72%
         Advisory Fee Retained...................................................      .21%              .21%
         Sub-Advisory Fee........................................................      .31%              .51%
12b-1 Fees.......................................................................      .60%              .60%
Other Expenses...................................................................      .22%              .22%
                                                                                      -----             -----
Total Fund Operating Expenses....................................................     1.34%             1.54%
                                                                                      =====             =====

Example

Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Flag Investors Telephone Income Fund Class D Shares would have paid transaction and operating expenses at the end of each year as follows:

                                                                                      Existing          Pro Forma
                                                                                      --------          ---------
1 year...........................................................................      $ 39              $ 41
3 years..........................................................................      $ 68              $ 79
5 years..........................................................................      $ 90              $101
10 years.........................................................................      $185              $211

An investor would pay the following expenses on the same investment assuming no redemption:

                                                                                      Existing           Pro Forma
                                                                                      --------           ---------
1 year...........................................................................      $ 29              $ 31
3 years..........................................................................      $ 58              $ 64
5 years..........................................................................      $ 90              $101
10 years.........................................................................      $185              $211

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         As compensation for providing investment advisory services to the Fund for the fiscal year ended December 31, 1995, ICC was entitled to receive an aggregate fee equal to $2,584,817 and from such amount waived $287,343. Waivers were terminated by ICC on October 7, 1995. Had the proposed fees been in effect, ICC would have received $3,578,977 in fees, which equals a 38% increase over the fees ICC is entitled to receive under the Current Advisory Agreement and a 56% increase over the fees ICC received during the fiscal year ended December 31, 1995.

Other Funds Advised by ICC with Similar Investment Objectives

         ICC acts as advisor to two funds which have investment objectives similar to those of the Fund. The following table provides comparative information on fees paid to ICC pursuant to advisory agreements in effect for such funds.

                                                                                   Management Fee
                                                           Assets               (as a percentage of
Fund                                                       (000's)              average net assets)
----                                                       ------               ------------------
Flag Investors Value Builder Fund, Inc.*                 $147,327               .88% (net of fee waivers)**
Flag Investors Equity Partners Fund, Inc. ***            $ 40,771               .65% (net of fee waivers)****

-------------------------
   * Information given for fiscal year ended March 31, 1995.
  ** Absent fee waivers, Management Fees would be .93% of the fund's average net assets.
 *** Information given for fiscal period ended May 31, 1995.
**** Absent fee waivers, Management Fees would be 1.00% of the fund's average net assets.

Shareholder Approval of the Amended Advisory Agreement

         Approval of the Amended Advisory Agreement requires the affirmative vote of a majority of the outstanding Shares of the Fund. For purposes of this proposal, "majority of the outstanding Shares" means the vote of (i) 67% or more of the Fund's outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding Shares, whichever is less.

         Proposals 3 and 4 are mutually contingent. Accordingly, unless both are approved, neither will take effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE AMENDED ADVISORY AGREEMENT
---

PROPOSAL 4: To approve or disapprove an amended investment sub-advisory agreement among the Fund, Investment Company Capital Corp. and Alex. Brown Investment Management, increasing the advisory fee paid by ICC to ABIM

General

         On December 13, 1995, the Directors unanimously approved, subject to the approval of the Fund's shareholders, an Amended Investment Sub-Advisory Agreement (the "Amended Sub-Advisory Agreement") to increase the rate of the fee payable to the Fund's sub-advisor, Alex. Brown Investment Management ("ABIM"). Under the current sub-advisory agreement (the "Current Sub-Advisory Agreement"), ABIM receives a fee from ICC, calculated daily and paid at the end of each calendar month, at the annual rate of .40% of the first $100 million of the Fund's average daily net assets, .35% of the next $100 million of the Fund's average daily net assets, .30% of the next $100 million of the Fund's average daily net assets and .25% of that portion of the Fund's average daily net assets in excess of $300 million.

         Under the Amended Advisory Agreement, ABIM would receive a fee from ICC, calculated daily and paid at the end of each calendar month, at the annual rate of .60% of the first $100 million of the Fund's average daily net assets,
 .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, .45% of the next $200 million of the Fund's average daily net assets, .40% of the next $500 million of the Fund's average daily net assets, .37% of the next $500 million of the Fund's average daily net assets and .35% of that portion of the Fund's average daily net assets in excess of $1.5 billion. The effect of this change is to increase the rate paid by ICC by .20% on Fund assets up to $500 million, .15% on Fund assets from $500 million up to $1 billion, .12% on Fund assets from $1 billion up to $1.5 billion, and .10% on Fund assets in excess of $1.5 billion. A copy of the Amended Sub-Advisory Agreement, as it is proposed to be approved by the shareholders, is attached hereto as Exhibit B.

Evaluation and Recommendation

         To assist the Directors in their consideration of the Amended Sub-Advisory Agreement at the Board meeting held on December 13, 1995, ABIM presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account (1) the nature and quality of the advisory services rendered and the results achieved by ABIM in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by ABIM in providing investment advisory services to the Fund, including the expansion of ABIM's research and administrative efforts; (4) the profits of ABIM in providing services to the Fund; (5) the extent to which the economies of scale that ICC might experience as a result of growth in the Fund's assets would be shared with the Fund; and (6) research services received in return for allocation of brokerage. With respect to the nature and quality of services and the results achieved, the Directors noted the success of the Fund since inception (1984) in maintaining a highly competitive portfolio.

Description of the Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement, dated as of January 19, 1989, was last approved by the shareholders on December 6, 1988.

         The Current Sub-Advisory Agreement provides that ABIM, in return for its fee, will (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

         The Current Sub-Advisory Agreement provides for compensation to ABIM, as discussed above.

         The Current Sub-Advisory Agreement provides that ABIM will furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABIM will maintain, at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to ICC under the Current Advisory Agreement, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Fund's Shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The Current Sub-Advisory Agreement provides for expense limitations. If, for any fiscal year of the Fund, the amount of the fee which ICC would otherwise receive from the Fund pursuant to the Current Advisory Agreement between the Fund and ICC is reduced pursuant to the expense limitation provisions of the Current Advisory Agreement, the fee which ABIM would otherwise receive from ICC will also be reduced proportionately. For example, if ICC's fee from the Fund is reduced by one-third, ABIM's fee from ICC will also be reduced by one-third. Such reduction will be deducted from the monthly fee otherwise payable to ABIM by ICC and, if such amount should exceed such monthly fee, ABIM agrees to repay ICC such amount of its fee previously received with respect to such fiscal year as may be required to make up the deficiency no later than the last day of the following month. In no event will ABIM be required to reimburse ICC for any amount in excess of the fee it receives pursuant to the agreement during the fiscal year of the Fund in which the reimbursement is required.

         The services of ABIM are not to be deemed exclusive, and ABIM is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. Partners of ABIM may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABIM, to the extent permitted by law, and partners of ABIM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         Following the expiration of its initial two-year term, the Current Sub-Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of Fund's outstanding voting securities or by ICC, upon sixty days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

         The Current Sub-Advisory Agreement obligates ABIM, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABIM is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABIM or its officers, partners or employees, or reckless disregard by ABIM of its duties under the agreement.

Alex. Brown Investment Management

         ABIM is a registered investment advisor that had under management as of January 31, 1996 approximately $4.4 billion, including assets of the Fund and the assets of ABIM's other clients. Buppert, Behrens & Owen, Inc., 135 East Baltimore Street, Baltimore, Maryland 21202, which is a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, which is a wholly-owned subsidiary of Alex. Brown Incorporated, owns a 1% general partnership interest in ABIM. Alex. Brown Incorporated, which is also located at 135 East Baltimore Street, Baltimore, Maryland, 21202, owns the remaining 49% limited partnership interest.

         The following information is provided for each general partner and the principal executive officer of ABIM. It includes his or her name, position with ABIM, address and principal occupation.

       Name and Position
           with ABIM                             Address                            Principal Occupation
       ------------------                       --------                            --------------------
Buppert, Behrens & Owen, Inc.           135 East Baltimore Street                           N/A
 General Partner                        Baltimore, Maryland 21202

Alex. Brown & Sons                      135 East Baltimore Street                           N/A
Incorporated                            Baltimore, Maryland 21202
 General Partner

J. Dorsey Brown, III                    135 East Baltimore Street             Managing Director, Alex. Brown & Sons
 Chief Executive Officer                Baltimore, Maryland 21202             Incorporated

         For the fiscal year ended December 31, 1995, ICC paid ABIM an aggregate fee of $1,541,502 for sub-advisory services. For such fiscal year, the Fund paid ICC an aggregate fee (net of voluntary fee waivers of $287,343) of $2,297,474 for advisory services, an aggregate fee of $550,000 for transfer agency services and an aggregate fee of $113,878 for accounting services. For the fiscal year ended March 31, 1995, the Fund paid the Distributor an aggregate distribution fee of $1,541,502. Such services will continue to be provided after the approvals of Proposals 3 and 4.


         Please refer to Proposal 3 -- "Investment Company Capital Corp." on page 12 for information regarding ownership in Alex. Brown Incorporated by Directors and officers of the Fund.

Comparison between the Amended Sub-Advisory Agreement and the Current
    Sub-Advisory Agreement

         The terms of the Amended Sub-Advisory Agreement and the Current Sub-Advisory Agreement are effectively the same, except for provisions regarding compensation, as discussed above. The sub-advisory fee is paid by the Advisor and therefore does not have a direct effect on Fund expenses. A comparison of the existing and pro forma advisory fees appears under Proposal 3 -- "Comparison between the Amended Advisory Agreement and the Current Advisory Agreement."

         For the fiscal year ended December 31, 1995, the aggregate fee paid by ICC to ABIM was $1,541,502. If the proposed fee had been in effect, ABIM would have received $2,535,662, which equals a 64% increase.

Other Funds Advised by ABIM with Similar Investment Objectives

         ICC acts as advisor and ABIM acts as sub-advisor to two funds which have investment objectives similar to those of the Fund. The following table provides comparative information on fees paid by ICC to ABIM pursuant to sub-advisory agreements in effect for such funds.

                                                                                   Sub-Advisory Fee
                                                          Size of Fund           (as a percentage of
Fund                                                         (000's)             average net assets)
----                                                      -------------          -------------------
Flag Investors Value Builder Fund, Inc.*                  $147,327               .65% (net of fee waivers)**

Flag Investors Equity Partners Fund, Inc. ***             $ 40,771               .65% (net of fee waivers)****

-------------------------
*    Information given for fiscal year ended March 31, 1995.
** Absent fee waivers, sub-advisory fees would be .70% of the fund's average net assets.
***  Information  given for fiscal  period ended May 31, 1995.
**** Absent fee waivers, sub-advisory fees would be .75% of the fund's average net assets.

Shareholder Approval of the Amended Sub-Advisory Agreement

         Approval of the Amended Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding Shares of the Fund. For purposes of this proposal, "majority of the outstanding Shares" means the vote of (i) 67% or more of the Fund's outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding Shares, whichever is less.

         Proposals 3 and 4 are mutually contingent. Accordingly, unless both are approved, neither will take effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
APPROVAL OF THE AMENDED SUB-ADVISORY AGREEMENT                           ---

                             ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of such positions, ages, principal occupations or employment during the past five years and amount of Shares beneficially owned is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.


                                                                              Business Experience                 Shares
                                      Position With                       during the Past Five Years,        Beneficially Owned
        Name                            the Fund               Age        including all Directorships     as of December 31, 1995**
        ----                           ----------              ---       -----------------------------    -------------------------

W. James Price*                  Director and                   71       See "Information                         ***
                                 Chairman of the                         Regarding Nominees."
                                 Board since 1983.

James J. Cunnane                 Director since                 57       See "Information                         ***
                                 1994.                                   Regarding Nominees."

Robert S. Killebrew, Jr.*        Director since                 56       Managing Director,                       ***
                                 1987.                                   Alex. Brown & Sons
                                                                         Incorporated; Certified
                                                                         Financial Analyst
                                                                         and Investment
                                                                         Advisor; Formerly,
                                                                         Senior Portfolio
                                                                         Manager, Brown
                                                                         Asset Management,
                                                                         a division of Alex.
                                                                         Brown &  Sons
                                                                         Incorporated (registered
                                                                         investment advisor),
                                                                         1974-1995.

John F. Kroeger                  Director since                 71       See "Information                         ***
                                 1983.                                   Regarding Nominees."

Louis E. Levy                    Director since                 63       See "Information                         ***
                                 1994.                                   Regarding Nominees."

Eugene J. McDonald               Director since                 63       See "Information                         ***
                                 1992.                                   Regarding Nominees."

Truman T. Semans*                Director since                 68       See "Information                         ***
                                 1987.                                   Regarding Nominees."

Harry Woolf                      Director since                 72       See "Information                         ***
                                 1983.                                   Regarding Nominees."

Bruce E. Behrens                 President since                51       Vice President and                       ***
                                 1992.                                   Portfolio Manager,
                                                                         Alex. Brown Investment
                                                                         Management; Vice
                                                                         President and
                                                                         Treasurer, Buppert,
                                                                         Behrens & Owen, Inc.
                                                                         (registered investment
                                                                         advisor).


                                                                              Business Experience                 Shares
                                      Position With                       during the Past Five Years,        Beneficially Owned
        Name                            the Fund               Age        including all Directorships     as of December 31, 1995**
        ----                           ----------              ---       -----------------------------    -------------------------

J. Dorsey Brown, III             Executive Vice                 56       Managing Director,                       ***
                                 President since                         Alex. Brown & Sons
                                 1992.                                   Incorporated; Chief
                                                                         Executive Officer and,
                                                                         formerly, General
                                                                         Partner, Alex. Brown
                                                                         Investment Management.

Richard T. Hale                  Vice President                 50       See "Information                         ***
                                 since 1990.                             Regarding Nominees."

Hobart C. Buppert, II            Vice President                 49       Vice President and                       ***
                                 since 1983.                             Portfolio Manager,
                                                                         Alex. Brown Investment
                                                                         Management; President,
                                                                         Buppert, Behrens &
                                                                         Owen, Inc.

Lee S. Owen                      Vice President                 48       Vice President and                       ***
                                 since 1983.                             Portfolio Manager,
                                                                         Alex. Brown Investment
                                                                         Management (registered
                                                                         investment advisor);
                                                                         Vice President and
                                                                         Secretary, Buppert,
                                                                         Behrens & Owen, Inc.

Edward J. Veilleux               Vice President                 52       Principal, Alex. Brown                   ***
                                 since 1983.                             & Sons Incorporated;
                                                                         President, Investment
                                                                         Company Capital Corp.
                                                                         (registered investment
                                                                         advisor); Vice President,
                                                                         Armata Financial Corp.
                                                                         (registered Broker-
                                                                         dealer).

Liam D. Burke                    Vice President                 40       Telecommunications                       ***
                                 since 1995.                             Analyst, Alex. Brown
                                                                         Investment
                                                                         Management, 1994 -
                                                                         Present; Formerly,
                                                                         Telecommunications
                                                                         Analyst, Ferris, Baker
                                                                         Watts, Inc. (brokerage
                                                                         services) and Managing
                                                                         Director, Frey and Co.
                                                                         (investment banking).



                                                                              Business Experience                 Shares
                                      Position With                       during the Past Five Years,        Beneficially Owned
        Name                            the Fund               Age        including all Directorships     as of December 31, 1995**
        ----                           ----------              ---       -----------------------------    -------------------------
Gary V. Fearnow                  Vice President                 51       Managing Director,                       ***
                                 since 1986.                             Alex. Brown & Sons
                                                                         Incorporated and
                                                                         Manager, Special
                                                                         Products Department,
                                                                         Alex. Brown & Sons
                                                                         Incorporated.

Brian C. Nelson                  Vice President and             36       Vice President, Alex.                    ***
                                 Secretary since                         Brown & Sons
                                 1987.                                   Incorporated,
                                                                         Investment Company
                                                                         Capital Corp.
                                                                         (registered investment
                                                                         advisor) and Armata
                                                                         Financial Corp.
                                                                         (registered broker-
                                                                         dealer).

Joseph A. Finelli                Treasurer since                39       Vice President, Alex.                    ***
                                 1995.                                   Brown & Sons
                                                                         Incorporated and
                                                                         Treasurer, The
                                                                         Glenmede Fund, Inc.
                                                                         and The Glenmede
                                                                         Portfolios (mutual
                                                                         funds), 1995 - Present;
                                                                         Formerly, Vice
                                                                         President and
                                                                         Treasurer, The
                                                                         Delaware Group of
                                                                         Funds (mutual funds)
                                                                         and Vice President,
                                                                         Delaware Management
                                                                         Company Inc.
                                                                         (investments), 1980 -
                                                                         1995.

Laurie D. DePrine                Assistant Secretary            30       Asset Management                         ***
                                 since 1992.                             Department, Alex.
                                                                         Brown & Sons
                                                                         Incorporated, 1991 -
                                                                         Present; Formerly,
                                                                         student.

---------------------

  * "Interested person" within the meaning of the 1940 Act. Mr. Price will be treated by the Fund as if he could be deemed to be an "interested person". Messrs. Killebrew and Semans are Managing Directors of the Distributor.

 ** This information has been provided by each Director and officer of the Fund.

*** As of December 31, 1995, to Fund management's knowledge, the Directors and executive officers (nineteen persons) of the Fund, individually and as a group, beneficially owned less than 0.05% of the outstanding Shares.

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending December 31, 1996. If requested by a shareholder either in writing or by telephone in advance of the Meeting, a representative of Coopers & Lybrand L.L.P. will be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders. Such request should be directed to the Fund by writing to the Fund, P.O. Box 17250, Baltimore, Maryland, 21203, or by calling the Fund at 1-800-553-8080.

Beneficial Owners

         To the knowledge of Fund Management, as of January 11, 1996, the following was beneficial owner of 5% or more of the outstanding Shares.

                                                          Amount of                            Percent of
Name and Address                                      Beneficial Ownership               Total Shares Outstanding
----------------                                      --------------------               -------------------------
Alex. Brown & Sons Incorporated .................     Class A- 9,441,322.199 Shares                28.56%
135 East Baltimore Street                             Class B- 114,258.650 Shares                  22.24%
Baltimore, Maryland 21202                             Class D- 391,466.389 Shares                  18.75%

Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a majority of all votes cast at the meeting provided that a majority of shareholders entitled to vote is present in person or by proxy at the Meeting. Proposals 2, 3 and 4 require the affirmative vote of a majority of the outstanding Shares of the Fund. As defined in the Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding Shares present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding Shares, whichever is less. Proposals 3 and 4 are mutually contingent.

         Abstentions and "broker non-votes" will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of votes cast" and a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the proposal to which they relate.

Other Matters

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                By Order of the Directors,



                                Brian C. Nelson
                                Vice President and Secretary



Dated: February 16, 1996

                                                                    EXHIBIT A




                                     FORM OF
                      AMENDED INVESTMENT ADVISORY AGREEMENT



         THIS AGREEMENT is made as of the ____ day of _______, 1996 by and between FLAG INVESTORS TELEPHONE INCOME FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

         WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

         WHEREAS, the Fund and the Advisor desire to enter an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

         2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

                           (a) The Fund's Articles of Incorporation, filed with the Secretary of State of the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                           (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                           (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

                           (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

                           (e) The Fund's Registration Statement on Form N-1 under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

                           (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

         The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties of Investment Advisor. In carrying out its obligations under
Section 1 hereof, the Advisor shall:

                           (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

                           (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

                           (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                           (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

                           (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

                           (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                           (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

                           (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

                           (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and,

                           (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities.

         4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown & Sons Incorporated ("Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other account of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

         The Fund will not deal with the Advisor or Alex. Brown in any transaction in which the Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

         5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                           (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                           (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                           (c) the provisions of the Articles of Incorporation;

                           (d) the provisions of the By-Laws; and

                           (e) any other applicable provisions of state and federal law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

                           (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of and one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                           (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Responsibilities.

                           (a) Subject to the approval of the Board of Directors and shareholders of the Fund, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

                           (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of: .85% of the first $100 million of the Fund's average daily net assets, .75% of the next $100 million of the Fund's average daily net assets, .70% of the next $100 million of the Fund's average daily net assets,
 .65% of the next $200 million of the Fund's average daily net assets, .58% of the next $500 million of the Fund's average daily net assets, .53% of the next $500 million of the Fund's average daily net assets, and .50% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

         Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Section 10 hereof, payment of the Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by Section 10 hereof.

         10. Expense Limitation. In the event the operating expenses of the Fund, including all investment advisory and administrative fees, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses and, if required pursuant to any such laws or regulations, will reimburse the Fund for its share of annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amounts of any interest, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund.

         11. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         12. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall continue in force and effect, subject to Section 14 hereof, for two years from the date hereof.

         13. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                           (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                           (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

         15. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

         16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

         17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



Attest:                              FLAG INVESTORS TELEPHONE
                                       INCOME FUND, INC.



___________________________          By:___________________________
      Asst. Secretary                   Vice President and Secretary





Attest:                              INVESTMENT COMPANY CAPITAL
                                       CORP.



___________________________          By:___________________________
      Asst. Secretary

                                                                      EXHIBIT B





                                     FORM OF
                         AMENDED SUB-ADVISORY AGREEMENT



         THIS AGREEMENT is made as of the ____ day of _______, 1996 by and among FLAG INVESTORS TELEPHONE INCOME FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

         WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

         2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

                           (a) The Fund's Articles of Incorporation, filed with the Secretary of State of the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                           (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                           (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

                           (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

                           (e) The Fund's Registration Statement on Form N-1 under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

                           (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

         The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.


         3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:


                           (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                           (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                           (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

                           (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

                           (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

         4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown & Sons Incorporated ("Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

         The Fund will not deal with the Sub-Advisor or Alex. Brown in any transaction in which the Sub-Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

         5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

                           (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

                           (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                           (c) the provisions of the Articles of Incorporation;

                           (d) the provision of the By-Laws; and

                           (e) any other applicable provisions of state and federal law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

                           (a) The Sub-Advisor shall furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                           (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

                           (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: .60% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, .45% of the next $200 million of the Fund's average daily net assets, .40% of the next $500 million of the Fund's average daily net assets,
 .37% of the next $500 million of the Fund's average daily net assets, and .35% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Subject to the provisions of Section 10 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated in Section 10 hereof.

         9. Delegation of Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

         10. Expense Limitation. If, for any fiscal year of the Fund, the amount of the fee which the Advisor would otherwise receive from the Fund pursuant to the Investment Advisory Agreement between the Fund and the Advisor is reduced pursuant to the expense limitation provisions of the Investment Advisory Agreement, the fee which the Sub-Advisor would otherwise receive from the Advisor pursuant to Section 8 of this Agreement shall also be reduced proportionately. For example, if the Advisor's fee from the Fund is reduced by 1/3, the Sub-Advisor's fee from the Advisor will also be reduced by 1/3. Such reduction shall be deducted from the monthly fee otherwise payable to the Sub-Advisor by the Advisor and, if such amount should exceed such monthly fee, the Sub-Advisor agrees to repay the Advisor such amount of its fee previously received with respect to such fiscal year as may be required to make up the deficiency no later than the last day of the following month. In no event will the Sub-Advisor be required to reimburse the Advisor for any amount in excess of the fee it receives pursuant to this Agreement during the fiscal year of the Fund in which the reimbursement is required.

         11. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 13 hereof, for two years from the date hereof.

         12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                           (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                           (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

         14. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

         15. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

         16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor, of the Advisor and of the Fund for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

         17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



Attest:                                     FLAG INVESTORS TELEPHONE
                                               INCOME FUND, INC.



_______________________                     By:______________________________
                                               Vice President and Secretary




Attest:                                     INVESTMENT COMPANY CAPITAL CORP.



_______________________                     By:______________________________




Attest:                                     ALEX. BROWN INVESTMENT
                                               MANAGEMENT
                                                 By Alex. Brown & Sons
                                                 Incorporated, Its General
                                                 Partner



_______________________                     By:_______________________________

                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 April 10, 1996

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                   FLAG INVESTORS TELEPHONE INCOME FUND, INC.

This Proxy is for your use in voting on various matters relating to Flag Investors Telephone Income Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Brian C. Nelson and Mary E. Connell and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 10, 1996 and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

    (1) To consider and act upon a proposal to elect a Board of Directors.


____ FOR all nominees listed below.         ____ WITHHOLD AUTHORITY to vote
                                                 for all nominees listed below.


                    ____ FOR all nominees listed below except
                         those whose names have been stricken.

  (Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the names of such nominee(s) below.)

W. James Price, Charles W. Cole, Jr., James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans, Carl W. Vogt, Harry Woolf

    (2) To approve or disapprove a change in the Fund's investment objective from "high current income and, secondarily, long-term growth of capital without undue risk" to "current income and long-term growth of capital without undue risk."

        ____ FOR                ____ AGAINST                ____ ABSTAIN

    (3) To approve or disapprove an amended investment advisory agreement between the Fund and Investment Company Capital Corp. ("ICC"), increasing the advisory fee paid by the Fund to ICC.

        ____ FOR                ____ AGAINST                ____ ABSTAIN

    (4) To approve or disapprove an amended investment sub-advisory agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM"), increasing the sub-advisory fee paid by ICC to ABIM.

        ____ FOR                ____ AGAINST                ____ ABSTAIN

This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

Please Date:                  Date: _________________, 1996

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust, or in any other representative capacity, please sign your name and title.
For joint accounts, each joint owner must sign.

 _____________________________________     __________________________________
      (Signature of Shareholder)             (Co-owner signature, if any)

 _____________________________________     __________________________________
     (Printed Name of Shareholder)         (Printed name of co-owner, if any)


          PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.